UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2023

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400
Chicago, IL 60602
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2023, the Compensation Committee of the Board of Directors of John Bean Technologies Corporation (the “Company”) approved, effective that same date, an amendment and restatement of the John Bean Technologies Executive Severance Pay Plan, as previously amended and restated effective May 15, 2020 (the “Amended and Restated Severance Plan”), which is available as a benefit to executive officers and other specified employees of the Company. The Amended and Restated Severance Plan includes amendments to the prior plan as follows: (1) increases the severance benefit amount for the CEO and President to twenty-four (24) months of Base Salary and Target Bonus, from the eighteen months (18) months of Base Salary and Target Bonus provided to other participants, (2) extends the COBRA benefits available to the CEO and President to 24 months from the 15 months provided to other participants; (3) includes as a severance benefit to participants the right to continue to vest in unvested, prorated time-based equity awards as of the termination date, with discretion given to the CEO and the Compensation Committee of the Board of Directors to determine whether a participant may have the right to continue to vest in performance-based equity awards as prorated, and (5) conforms the outplacement benefits to those offered under the Company’s outplacement services standard benefit plan.

The above description is a summary of the terms of the Amended and Restated Severance Plan and is subject to and qualified in its entirety by the terms of the Amended and Restated Severance Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Executive Severance Pay Plan, as amended February 22, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: February 28, 2023	By:	/s/ Matthew J. Meister
	Name	Matthew J. Meister
	Title	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)